UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
☑ Filed by the Registrant

☐ Filed by a Party other than the Registrant
Check the appropriate box:
☑ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
The India Fund, Inc.
The Asia Tigers Fund, Inc.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐ Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The India Fund, Inc.
The Asia Tigers Fund, Inc.
345 Park Avenue
New York, New York 10154

[          ], 2011

Dear Shareholder:

We are pleased to enclose the notice and Joint Proxy Statement for the Special Meeting of Shareholders (“Special Meeting”) of The India Fund, Inc. and The Asia Tigers Fund, Inc. (each fund, a “Fund,” collectively, the “Funds”) to be held on November 16, 2011, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, 30th Floor, New York, New York at 10:00 a.m., New York time. I would like to provide you with additional background and ask for your vote on an important proposal affecting your Fund.

As you may know, on September 14, 2011, after careful consideration of possible options for the Funds’ investment management arrangements, each Fund’s Board of Directors unanimously approved a new management agreement (each, a “New Advisory Agreement”) with Aberdeen Asset Management Asia Limited (“Aberdeen Asia”), a wholly-owned subsidiary of Aberdeen Asset Management PLC. The advisory fee rates under the New Advisory Agreements are the same as the rates under the current agreements so long as the Funds do not use investment leverage. Aberdeen Asia has agreed to cap total ordinary operating expenses of the Fund, excluding taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses, at 1.15% of the average weekly managed assets on an annualized basis for The India Fund, Inc. and at 2.00% of the average weekly managed assets on an annualized basis for The Asia Tigers Fund, Inc. for three years from the date on which Aberdeen Asia begins to manage the Funds. You are now being asked to approve the New Advisory Agreement for your Fund.

The Board of Directors of each Fund believes the Proposal is in the best interests of the Fund and its shareholders and recommends that you vote “FOR” the approval of the New Advisory Agreement.

Whether or not you intend to attend the Special Meeting, you may vote by proxy by signing and returning your proxy card in the enclosed postage-paid envelope or by following the enclosed instructions to vote by telephone or over the Internet. Please familiarize yourself with the proposal and vote immediately, even if you plan to attend the Special Meeting.

Following this letter we have included questions and answers regarding the Joint Proxy Statement. This information is designed to help you answer questions you may have and help you cast your votes, and is being provided as a supplement to, not a substitute for, the Joint Proxy Statement, which we urge you to review carefully.

If your completed proxy card is not received, you may be contacted by representatives of your Fund or by our proxy solicitor, Georgeson Inc (“Georgeson”). Georgeson has been engaged to assist the Funds in soliciting proxies. Representatives of Georgeson will remind you to vote your shares. You may also call the number provided on your proxy card for additional information.

Sincerely,

Prakash A. Melwani
President and Director

QUESTIONS AND ANSWERS
REGARDING THE JOINT PROXY STATEMENT AND
SPECIAL MEETING OF SHAREHOLDERS

While we strongly encourage you to read the full text of the enclosed Joint Proxy Statement, we are also providing you with a brief overview of the proposal (“Proposal”) to be considered at the Special Meeting. Your vote is important.

Q. What am I being asked to vote “FOR” in this proxy?

A. You are being asked to vote in favor of a Proposal to approve a New Advisory Agreement between your Fund and Aberdeen Asia, pursuant to which Aberdeen Asia will become the Fund’s new investment manager.

Q. Why am I being asked to vote on the New Advisory Agreements?

A. After a comprehensive search process, the Board of Directors of each Fund (the “Board,” with members of the Board being referred to as “Directors”) has unanimously approved a new investment management agreement (each, a “New Advisory Agreement”) between each Fund and Aberdeen Asset Management Asia Limited (“Aberdeen Asia”). Aberdeen Asia is a wholly owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC” and with Aberdeen Asia referred to as “Aberdeen Companies”).

Blackstone Asia Advisors L.L.C. (“BAA”) is the investment manager to the Funds, having provided services of a high quality in this role since December 4, 2005. The Boards’ search for a new investment manager for the Funds was necessitated by the unexpected decision of The Blackstone Group L.P. (“Blackstone”), the corporate parent of BAA, to exit the business (the “Business”) of managing publicly listed closed-end investment companies focused on Asian equity markets.

The Boards, which consist of a majority of persons who are not “interested persons” of the Funds (the “Independent Directors”) discussed Blackstone’s decision at length and reviewed options for the Funds’ future. The Independent Directors engaged a consultant to assist in the solicitation and evaluation of proposals from other highly qualified asset management firms to succeed BAA as investment advisor to the Funds. Blackstone’s financial advisory group also solicited proposals from other investment management firms and assisted the Boards in coordinating the search process for a successor investment manager for the Funds. In connection with its advice to the Boards of its decision to exit the Business, Blackstone discussed a possible proposal (the “Continuation Option”) to provide for the continuation of the investment advisory and other services currently furnished by BAA to the Funds by a newly organized investment advisory company in which Blackstone and BAA’s senior managers would be investors. Over the next several months, Blackstone, in response to requests by the Independent Directors, confirmed its intention to exit the Business; the Independent Directors discussed Blackstone’s decision at length; and Blackstone, BAA’s Chief Investment Officer (“CIO”) and the Independent Directors engaged in discussions regarding the Continuation Option. The Continuation Option ultimately was not pursued by Blackstone or BAA’s CIO and no formal proposal was presented to the Board for its consideration. After extensive deliberations and careful consideration of proposals received from parties interested in succeeding BAA as investment manager for the Funds, the Boards selected Aberdeen Companies as a finalist in the search process. On July 26, 2011, the Boards met with senior executives, investment professionals and legal and compliance personnel of Aberdeen Companies and Aberdeen Asset Management Inc. (with Aberdeen Companies, the “Aberdeen Group”), who made a detailed presentation addressing, among other things, their firm’s investment track record, investment process and philosophy, capabilities in the closed-end fund management business globally and in the Asian region specifically and intentions and goals for the Funds. On September 14, 2011, after conducting an extensive analysis of the capabilities and credentials of Aberdeen Asia, each Fund’s Board, including all of the Independent Directors, approved the New Advisory Agreements with Aberdeen Asia. Blackstone and Aberdeen Companies are not affiliates of each other and have not previously engaged in any transactions with each other.

The advisory fee rates under the New Advisory Agreements were the result of a competitive bidding process and are the same as the rates under the current agreements so long as the Funds do not use investment leverage. The Funds have not utilized leverage through borrowings or issuance of preferred stock. If and to the extent that the Board in the future approves the use of leverage, the investment advisory fee would be calculated on the basis of managed assets (as defined in the Joint Proxy Statement) and, if leverage is utilized, would be greater than if leverage is not utilized. Aberdeen Asia has also agreed the keep the current fund structures and investment objectives and policies and cap total ordinary operating expenses of the Fund, excluding taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses, at 1.15% of the average weekly managed assets on an annualized basis for The India Fund, Inc. (“IFN”) and at 2.00% of the average weekly managed assets on an annualized basis for The Asia Tigers Fund, Inc. (“GRR”) for three years from the date on which Aberdeen Asia begins to manage the Funds. Accordingly, shareholders of each Fund are being asked to vote on a proposal to approve a New Advisory Agreement with Aberdeen Asia, with terms that are similar to the terms of the existing BAA advisory agreement (the “BAA Advisory Agreement”) and with the same fee schedule as is currently in effect with BAA.

The Joint Proxy Statement provides additional information about Aberdeen Asia and the New Advisory Agreements. If the Proposal is approved at the Special Meeting, we expect that the New Advisory Agreements will become effective and Aberdeen Asia will assume its responsibilities thereunder promptly following the Special Meeting.

On September 14, 2011, BAA, Blackstone Holdings I L.P. and Aberdeen Companies entered into a separate agreement (the “Asset Purchase Agreement”) that provides for Aberdeen Companies to acquire certain assets related to BAA’s business of providing investment management services to the Funds and contemplates that Aberdeen Asia would become the investment manager of the Funds pursuant to the New Advisory Agreements, if the necessary approvals of the New Advisory Agreements are obtained. More specifically, under the Asset Purchase Agreement, BAA has agreed to transfer to Aberdeen Companies, for a price, (i) the rights and interests of BAA in the accounts, books, files, working papers and other records or documents of any kind and in any form that relate to the management of the Funds; (ii) the right to include in Aberdeen Companies’ and in each Fund’s performance information the investment performance of the Funds; and (iii) all goodwill related to the business of providing investment management services to the Funds. Such transfers hereinafter are referred to collectively as the “Asset Transfer.” Blackstone intends to use a portion of the proceeds of the Asset Transfer to fund retention arrangements with key personnel of BAA.

2

The Funds are not parties to the Asset Purchase Agreement and the New Advisory Agreements are not conditioned on completion of the Asset Transfer. However, completion of the Asset Transfer is subject to shareholder approval of the Proposal described in this Joint Proxy Statement. Therefore, if shareholders do not approve the New Advisory Agreement at the Special Meeting or if the other conditions in the Asset Purchase Agreement are not satisfied or waived, then the Asset Transfer will not be completed and the Asset Purchase Agreement will terminate. Blackstone has expressed its concern to the Boards that in such case, key personnel of BAA, including personnel with portfolio management responsibilities, likely will elect to leave BAA in light of Blackstone’s decision to exit the Business. In such event, the Board of each Fund will consider alternatives and take such action as it deems to be in the best interests of the Fund and its shareholders to address any such departures.

Q. Why is the Board Recommending Aberdeen?

A. Aberdeen PLC, together with its affiliates (“Aberdeen Global”), is a global business with 30 offices in 23 countries. Aberdeen Global operates independently and primarily manages assets for third parties. Clients access the Aberdeen Global investment expertise drawn from three main asset classes: equities, fixed income and property, as well as alternative strategies. The scale of Aberdeen Global’s business as a whole and particularly in Asian equities is reflected with Aberdeen Global’s substantial resource and global infrastructure dedicated to these and other strategies from both an investment management, distribution, administration and operational perspective. Aberdeen Asia’s office in Singapore is the regional head office of Aberdeen’s Asian operations which were established in 1992. Aberdeen Asia has extensive experience in managing Asian equities in both regional and single country mandates, with substantial equity assets under management in markets directly relevant to the Funds, including, as of June 30, 2011, approximately $74.0 billion in Asia-Pacific (excluding Japan) equities, which includes $11.4 billion in Indian equities. Moreover, closed-end funds have formed part of Aberdeen Global’s business since Aberdeen PLC’s inception and remain an important element of the Aberdeen Global client base in the US and globally. Aberdeen Global currently manages 11 U.S. closed-end funds. If the New Advisory Arrangements are approved, the Funds would complement, rather than compete with Aberdeen Global’s U.S. closed-end fund family. Aberdeen Global has substantial experience in assimilating close-end funds into its family of funds. With respect to the Indian Fund, Aberdeen Global has experience with investing in Indian securities through Mauritius. The Funds would be managed by an experienced team from the Aberdeen Asia’s Singapore Office thereby offering management based within the regions in which the Funds invest. Furthermore, Aberdeen Global offers a strong commitment to and record of regulatory and legal compliance in its funds’ compliance. For further details on the Board’s decision in recommending Aberdeen Asia, please see “Board Meetings and Considerations of the New Advisory Agreements” in the Joint Proxy Statement.

Your Fund’s Board believes that approval of the New Advisory Agreements is important to provide uninterrupted, quality investment management services to the Funds.

3

YOUR FUND’S BOARD RECOMMENDS THAT YOU VOTE FOR THE
PROPOSAL DESCRIBED IN THE JOINT PROXY STATEMENT.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in one or both of the Funds and have the right to vote on the very important Proposal concerning your investment.

Q. How will the New Advisory Agreement affect me as a Fund shareholder?

A. Your Fund and its investment objective will not change as a result of the New Advisory Agreement and you will still own the same shares in the same Fund. The New Advisory Agreement has terms that are similar to the terms of the BAA Advisory Agreement, and will have the same fee structure as is currently in effect which will result in identical fee rates so long as the Funds do not use investment leverage. Certain differences, which generally operate to the benefit of Fund shareholders, will exist in the New Advisory Agreements between Aberdeen Asia and each of the Funds. These differences are described in detail in the Joint Proxy Statement. If shareholder approval of the Proposal is obtained and upon completion of the Asset Transfer as contemplated by the Asset Purchase Agreement, the Aberdeen Asia team will assume responsibility for management of the Funds’ investment portfolios.

Aberdeen Asia has advised the Boards that its approach follows solely a bottom-up process based on evaluations of companies through direct visits. No stock is bought without Aberdeen Asia team members having first met management. Aberdeen Asia estimates a company’s worth in two stages: quality then price. Quality is defined in reference to management, business focus, balance sheet and corporate governance. Price is calculated relative to key financial ratios, market, peer group and business prospects. Top-down factors are secondary in portfolio construction. Aberdeen Asia portfolios generally emphasize a traditional buy-and-hold strategy, resulting in low turnover. Portfolios are managed on a team basis, with investment managers doing their own research and analysis. Applying this investment style and approach, Aberdeen Asia has advised the Boards that it expects that substantial repositioning of the investment portfolios of the Funds will occur. Furthermore, Aberdeen Asia has advised the Directors that it expects any repositioning to be done in a manner that minimizes transaction costs and mitigates adverse tax consequences. Over time, Aberdeen Asia has advised the Boards that it expects low portfolio turnover for the Funds’ portfolios and a lesser correlation to the Funds’ benchmark indices. The New Advisory Agreements have terms that are similar to the terms of the BAA Advisory Agreements, and will have the same fee structure as is currently in effect. Certain differences will exist in the New Advisory Agreements between Aberdeen Asia and each of the Funds. These differences are described in detail in the Joint Proxy Statement. Aberdeen Asia’s investment style and approach to deciding on investments for the portfolios that it manages may differ somewhat from BAA’s style and approach. If shareholder approval of the Proposal is obtained Aberdeen’s investment style and approach may result in investment returns that exceed or fall below those which would have resulted in the event that Blackstone had not exited the Business and BAA had continued as the Funds’ investment manager.

Q. What will happen if the Asset Transfer is not consummated?

A. The New Advisory Agreements are not conditioned upon completion of the Asset Transfer. However, the completion of the Asset Transfer is subject to shareholder approval of the Proposal described in this Joint Proxy Statement. Therefore, if shareholders do not approve the New Advisory Agreement at the

4

Special Meeting or if the other conditions in the Asset Purchase Agreement are not satisfied or waived, then the Asset Transfer will not be completed and the Asset Purchase Agreement will terminate. Blackstone has expressed its concern to the Boards that, in such case, key personnel of BAA, including personnel with portfolio management responsibilities, likely will elect to leave BAA in light of Blackstone’s decision to exit the Business. In such event, the Board of each Fund will take such action as it deems to be in the best interests of the Fund and its shareholders to address any such departures.

Q. Will the Proposal result in a change in a Fund’s service providers?

A. Aberdeen Asia will replace BAA as investment manager. Blackstone Fund Services India Private Limited will cease to serve as country advisor to BAA for IFN. Aberdeen Asset Management Inc. will replace BAA as administrator of the Funds. However, each Fund’s custodian, sub-administrator, auditor, transfer agent and dividend-paying agent and IFN’s Mauritius administrator will remain the same following the Asset Transfer.

Q. Will my Fund’s name change?

A. No. Each Fund’s name and ticker symbol will remain the same.

Q. Will the fee rates payable under the New Advisory Agreements increase? Will total fund expenses increase?

A. No. The New Advisory Agreements will have the same fee schedules as are currently in effect which will result in identical fee rates so long as the Funds do not use investment leverage. In addition, Aberdeen Asia has agreed to cap total ordinary operating expenses of the Fund, excluding taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses, at 1.15% of the average weekly managed assets on an annualized basis for IFN and at 2.00% of the average weekly managed assets on an annualized basis for GRR for three years from the date on which Aberdeen Asia begins to manage the Funds. As a result of the cap, the overall expense ratio of your Fund is expected to decline somewhat.

Q. How do the Directors of my Fund recommend that I vote?

A. After considering alternatives and conducting an extensive analysis of the capabilities and credentials of Aberdeen Asia as an investment manager, the Directors of your Fund recommend that you vote “FOR” the Proposal.

Q. Will my Fund pay for this proxy solicitation?

A. No. Blackstone and Aberdeen Companies each will bear 50% of all normal and customary fees and expenses incurred by the Funds in connection with the Proposals (including, but not limited to, proxy and proxy solicitation costs, printing costs, Directors’ fees relating to the special Board meetings and legal fees). Because the Funds are not parties to the Asset Purchase Agreement, they will bear no costs in connection with the Asset Transfer.

Q. How do I vote my shares?

A. By Mail: You may authorize your proxy by completing the enclosed proxy cards by dating, signing and returning them in the postage-paid envelope. Please note that if you sign and date the proxy cards but give no voting instructions, your shares will be voted “FOR” the Proposal described above.

5

Vote in Person: Attend the Meetings as described in the Joint Proxy Statement. If you wish to attend the Special Meeting, we ask that you call us in advance at 1-866-800-8933.

Q. Why are multiple cards enclosed?

A. Separate proxy cards are included for the Proposal for each Fund. You will receive two proxy cards if you own shares in both Funds.

Q. Whom should I call for additional information about the Joint Proxy Statement?

A. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call Georgeson, our proxy solicitor, at 1-877-255-0134 (Monday to Friday, 9:00 a.m. to 10:00 p.m. Eastern Time).

6

The India Fund, Inc.
The Asia Tigers Fund, Inc.
345 Park Avenue
New York, New York 10154

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

[          ], 2011

To The Shareholders:

A Special Meeting of Shareholders of The India Fund, Inc. and The Asia Tigers Fund, Inc. (each fund, a “Fund,” collectively, the “Funds”) will be held on November 16, 2011, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, 30th Floor, New York, New York at 10:00 a.m., New York time, for the purpose of considering and voting upon proposals to:

1.	Approve a new management agreement between your Fund and Aberdeen Asset Management Asia Limited (“Aberdeen Asia”) (the “Proposal”).

2.	Transact such other business as may be properly presented at the Special Meeting or any adjournments thereof.

The close of business on October 3, 2011, has been fixed as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

We will admit to a Special Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies and (4) such other persons whom we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Special Meeting must present photo identification. If you plan to attend the Special Meeting, we ask that you call us in advance at 1-866-800-8933.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on November 16, 2011: This Notice, the Joint Proxy Statement and the forms of proxy card are available on the Internet at www.edocumentview.com/BLACKSTONE-SPECIAL. On this website, you will be able to access the Notice, the Joint Proxy Statement, the forms of proxy card and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Boards of Directors,

Joshua B. Rovine
Secretary

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card(s), date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

7

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate Accounts	Valid Signature

(1) ABC Corp.	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian Or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

[          ], 2011

8

The India Fund, Inc.
The Asia Tigers Fund, Inc.
345 Park Avenue
New York, New York 10154

JOINT PROXY STATEMENT

For the Special Meeting of Shareholders,
to be held on November 16, 2011

INTRODUCTION

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board,” with members of the Board being referred to as “Directors”), of each of The India Fund, Inc. and The Asia Tigers Fund, Inc. (each, a “Fund,” collectively, the “Funds”) for use at the special meeting of Shareholders of the Funds (the “Special Meeting”) to be held on November 16, 2011, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, 30th Floor, New York, New York at 10:00 a.m., New York time.

The Board of each Fund has determined that holding a single Special Meeting and the use of this Joint Proxy Statement for both Funds is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each of the Funds.

Solicitation of Proxies

The Directors are soliciting votes from shareholders of each Fund with respect to the proposal described in this Joint Proxy Statement (the “Proposal”). The approximate mailing date of this Joint Proxy Statement is [          ], 2011. If the accompanying proxy cards are properly executed and returned in time to be voted at the Special Meeting, the shares represented by the proxy cards will be voted in accordance with the instructions provided on the proxy cards.

Executed proxy cards that are unmarked will be voted FOR the Proposal. The Proposal is to approve a New Advisory Agreement between each Fund and Aberdeen Asset Management Asia Limited.

The Directors have set the close of business on October 3, 2011 as the record date (“Record Date”), and only shareholders of record on the Record Date will be entitled to notice of, and to vote on, the Proposal at the Special Meeting. Additional information regarding outstanding shares, voting your proxy card and attending the Special Meeting is included at the end of this Joint Proxy Statement in the section entitled “Voting Information.”

Reports to Shareholders

Each Fund will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of their Fund’s reports should direct all written requests to the attention of the Fund, at the offices of Blackstone Asia Advisors L.L.C., 345 Park Avenue, New York, New York 10154, or call toll-free 1-866-800-8933.

GENERAL OVERVIEW

This Joint Proxy Statement contains the Proposal to be considered and acted upon at the Special Meeting (the “Proposal”). The Proposal is to approve new investment management agreements (each, a “New Advisory Agreement”) to replace the current investment management agreement with each Fund.

Specifically, after deliberations over the past several months, the Board of each Fund has unanimously approved a New Advisory Agreement between each Fund and Aberdeen Asset Management Asia Limited (“Aberdeen Asia”). Aberdeen Asia is a wholly owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC” and with Aberdeen Asia referred to as “Aberdeen Companies”).

Blackstone Asia Advisors L.L.C. (“BAA”) is the investment manager to the Funds, having provided services of a high quality in this role since December 4, 2005. The Boards’ deliberations were necessitated by the decision of The Blackstone Group L.P. (“Blackstone”), the corporate parent of BAA, to exit the business of managing publicly listed closed-end investment companies focused on Asian equity markets (the “Business”). If the Proposal is approved at the Special Meeting, we expect that each New Advisory Agreement will become effective promptly following the Special Meeting and that Aberdeen Asia will assume responsibility for management of the Funds’ investment portfolios.

The Boards, which consists of a majority of persons who are not “interested persons” of each Fund or of Blackstone, Aberdeen PLC, or their affiliates (as defined in the 1940 Act) (the “Independent Directors”), after receiving Blackstone’s advice of its intention to exit the Business at their October 26, 2010 meeting, discussed Blackstone’s decision at length and reviewed options for the Funds’ future. Blackstone, BAA’s Chief Investment Officer (“CIO”) and the Independent Directors over a period of several months engaged in discussions regarding a possible proposal (the “Continuation Option”) for continuation of the investment advisory and other services currently provided by BAA to the Funds by a newly organized investment advisory company in which Blackstone and senior managers of BAA would be investors. The Continuation Option ultimately was not pursued by Blackstone or BAA’s CIO and no formal proposal was presented to the Board for its consideration. During this period, the Independent Directors engaged a consultant to assist in the solicitation and evaluation of proposals from other highly qualified asset management firms. Blackstone’s financial advisory group also solicited proposals from other investment management firms, including Aberdeen Companies, and assisted the Boards in coordinating the search efforts of the Independent Directors and Blackstone for a successor investment manager for the Funds. After extensive deliberations and careful consideration of proposals received from parties interested in succeeding BAA as investment manager for the Funds, the Boards selected finalists in the search process, including Aberdeen Companies and Aberdeen Asset Management Inc. (collectively referred to as “Aberdeen Group”). On July 26, 2011, the Boards met with senior executives, investment professionals and legal and compliance personnel of the finalists, including

Aberdeen Group, who made detailed presentations addressing, among other things, their firm’s investment track record, investment process and philosophy, capabilities in the closed-end fund management business globally and in the Asian region specifically and intentions and goals for the Funds. Following the finalists’ presentations, the Boards unanimously determined to pursue Aberdeen Group’s proposal. On September 14, 2011, after conducting an extensive analysis of the capabilities and credentials of Aberdeen Group, each Fund’s Board, including all of the Independent Directors, approved the New Advisory Agreements with Aberdeen Asia. The advisory fee rates under the New Advisory Agreements were the product of a competitive bidding process and are the same as the rates under the current agreements so long as the Funds do not use investment leverage. The Funds have not utilized leverage through borrowings or issuance of preferred stock. If and to the extent that the Board in the future approves the use of leverage, the investment advisory fee would be calculated on the basis of managed assets (as defined in the Joint Proxy Statement) and, if leverage is utilized, would be greater than if leverage is not utilized. Aberdeen Asia has agreed to cap total ordinary operating expenses of the Fund, excluding taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses, at 1.15% of the average weekly managed assets on an annualized basis for The India Fund, Inc. (“IFN”) and at 2.00% of the average weekly managed assets on an annualized basis for The Asia Tigers Fund, Inc. (“GRR”) for three years from the date on which Aberdeen Asia begins to manage the Funds. As a result of the cap, the overall expense ratio of your Fund is expected to decline somewhat.

Accordingly, you are being asked to approve a New Advisory Agreement between your Fund and Aberdeen Asia.

The Proposal — Approval of New Advisory Agreements

After a comprehensive search process, the Directors of each Fund, including all of the Independent Directors, who were present in person at a meeting held on September 14, 2011, has unanimously approved a New Advisory Agreement between each Fund and Aberdeen Asia.

The Boards’ deliberations were necessitated by Blackstone’s decision to exit the business of managing publicly listed closed-end investment companies focused on Asian equity markets (the “Business”). Blackstone’s intention to exit the Business was first announced to the Board at its meeting held on October 26, 2010. At that meeting, the Boards considered and approved continuation of the current investment advisory arrangements with BAA for an additional one-year period. In connection with its advice to the Boards of its intention to exit the Business, Blackstone discussed a possible proposal (the “Continuation Option”) for continuation of the investment advisory and other services currently provided by BAA to the Funds by a newly organized investment advisory company in which Blackstone and senior managers of BAA would be investors. Over the next several months, Blackstone, in response to requests by the Independent Directors, confirmed its intention to exit the Business; the Independent Directors discussed Blackstone’s decision at length; and Blackstone, BAA’s CIO and the Independent Directors engaged in discussions regarding the Continuation Option. The Continuation Option ultimately was not pursued by Blackstone or BAA’s CIO and no formal proposal was presented to the Board for its consideration. The Boards, which consist of a majority of Independent Directors, reviewed other options for the Funds’ future. The Independent Directors engaged a consultant to assist in the solicitation and evaluation of proposals from other highly qualified asset management firms to succeed BAA as investment manager for the Funds. Blackstone’s financial advisory group also solicited proposals from other investment management firms and assisted the Boards in coordinating the search process for a successor investment manager for the Funds. After extensive careful consideration of proposals received from parties interested in succeeding BAA as investment manager for the Funds, the Boards selected finalists in the search process, including the Aberdeen Group. On July 26, 2011, the Boards met with senior executives, investment professionals and legal and compliance personnel of the finalists, including Aberdeen Group, who made detailed presentations addressing, among other things, their firm’s investment track record, investment process and philosophy, capabilities in the closed-end fund management business globally and in the Asian region specifically and intentions and goals for the Funds. Following the finalists’ presentations at the July 26, 2011 meeting, the Boards met in executive session and unanimously chose to pursue Aberdeen Group’s proposal. On September 14, 2011, after conducting an extensive analysis of the capabilities and credentials of Aberdeen Asia and extensive deliberations, the Directors of each Fund who were present at the meeting, including all of the Independent Directors, unanimously approved the New Advisory Agreements with Aberdeen Asia. Blackstone and Aberdeen Group are not affiliates of each other and have not previously engaged in any transactions with each other. The Independent Directors were assisted throughout these deliberations by their consultant and independent counsel.

The advisory fee rates under the New Advisory Agreements were the product of a competitive bidding process and are the same as the rates under the current agreements so long as the Funds do not use investment leverage. The Funds have not utilized leverage through borrowings or issuance of preferred stock. If and to the extent that the Board in the future approves the use of leverage, the investment advisory fee would be calculated on the basis of managed assets (as defined in the Joint Proxy Statement) and, if leverage is utilized, would be greater than if leverage is not utilized. Aberdeen Asia has agreed to cap total ordinary operating expenses of the Fund, excluding taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses, at 1.15% of the average weekly managed assets on an annualized basis for IFN and at 2.00% of the average weekly managed assets on an annualized basis for GRR for three years from the date on which Aberdeen Asia begins to manage the Funds. Accordingly, shareholders of each Fund are being asked to vote on a proposal to approve a New Advisory Agreement with Aberdeen Asia, with terms that are similar to the terms of the existing BAA advisory agreement (the “BAA Advisory Agreement”) and with the same fee schedule as are currently in effect with BAA.

If shareholders approve the New Advisory Agreement, each New Advisory Agreement is expected to become effective shortly after the Special Meeting and Aberdeen Asia on the effective date will assume responsibility for management of the Funds’ investment portfolios. The Funds are not a party to the Asset Transfer and the New Advisory Agreements are not conditioned on completion of the Asset Transfer. However, completion of the Asset Transfer is subject to shareholder approval of the Proposal described in this Joint Proxy Statement. Therefore, if shareholders do not approve the New Advisory Agreement at the Special Meeting or if the other conditions in the Asset Purchase Agreement are not satisfied or waived, then the Asset Transfer will not be completed and the Asset Purchase Agreement will terminate. Blackstone has expressed its concern to the Boards that in such case, key personnel of BAA, including personnel with portfolio management responsibilities, likely will elect to leave BAA in light of Blackstone’s decision to exit the Business. In such event, the Board of each Fund will consider alternatives and take such action as it deems to be in the best interests of the Fund and its shareholders to address any such departures.

If shareholder approval of the Proposal is obtained, Aberdeen Asia will become the investment manager of the Funds and Aberdeen Asset Management Inc. will become administrator of the Funds. In addition, with respect to IFN, Aberdeen Asia will assume the country advisory services currently performed by Blackstone Fund Services India Private Limited. As a result, IFN will not have a country adviser. However, since Blackstone India’s advisory fees were paid by BAA and not IFN, this change will not affect existing fee rates.

Benefits of the New Advisory Agreements

Potential benefits of the New Advisory Agreements to shareholders of the Funds include: (i) the provision of uninterrupted, investment management services for the Funds which are likely to be of a high quality based on the reputation, financial strength and resources of Aberdeen Asia; (ii) the opportunity to be part of a broad closed-end fund platform from a global and independent organization with an exclusive focus on continuing and expanding its asset management business in general and its U.S.-registered closed-end fund business in particular; (iii) an investment approach utilizing a buy-and-hold, low-turnover investment philosophy and a company-level, firsthand research investment process that may produce the type of long-term performance results the shareholders of the Funds have come to expect; (iv) no expected diminution in the nature, quality and extent of services provided to the Funds and their shareholders, including administrative, regulatory and compliance services; and (v) management by Aberdeen Asia’s Asian equity team which has nearly 30 members.

Terms of the Asset Transfer

On September 14, 2011, BAA, Blackstone Holdings I L.P. and Aberdeen Companies entered into the Asset Purchase Agreement that provides for Aberdeen Companies to acquire certain assets related to BAA’s business of providing investment management services to the Funds and contemplates that Aberdeen would become the investment manager of the Funds pursuant to the New Advisory Agreements. More specifically, under the Asset Purchase Agreement, BAA has agreed to transfer to Aberdeen Companies: (i) the rights and interests of BAA in the accounts, books, files, working papers and other records or documents of any kind and in any form that relate to the Fund management; (ii) the right to include in Aberdeen Asia’s and in each Fund’s performance information the investment performance of the Funds; and (iii) all goodwill related to the business of providing investment management services to the Funds. We refer to such facilitation, transfer and provision collectively as the “Asset Transfer.” Completion of the Asset Transfer is subject to shareholder approval of the Proposal. If shareholders approve the Proposal, each New Advisory Agreement is expected to become effective shortly after the Special Meeting and Aberdeen will assume responsibility for management of the Funds’ investment portfolios.

As further discussed below, Aberdeen Asia has agreed that, for a minimum of two years subsequent to the consummation of the Proposed Transaction, it shall ensure that there is not imposed an “unfair burden,” as defined in Section 15(f) of the 1940 Act, on either Fund, which includes refraining from proposing any increase in the fees paid by the Funds to Aberdeen Asia. In addition, Aberdeen Asia has agreed to cap total ordinary operating expenses of the Fund, excluding taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses, at 1.15% of the average weekly managed assets on an annualized basis for IFN and at 2.00% of the average weekly managed assets on an annualized basis for GRR for three years from the date on which Aberdeen Asia begins to manage the Funds. Furthermore, during the three-year period after the effective date of a New Advisory Agreement, at least 75% of each Board will be comprised of persons who are not “interested persons” of either Aberdeen or BAA.

Information Concerning BAA and the BAA Sub-Advisers

BAA currently serves as the Fund’s investment manager and as the Fund’s administrator. The address of BAA is 345 Park Avenue, New York, New York 10154. BAA is a wholly-owned subsidiary of Blackstone.

Blackstone Fund Services India Private Limited (“Blackstone India”), an indirect wholly owned subsidiary of Blackstone, currently serves as IFN’s country adviser. The address of Blackstone India is Express Towers, 5th Floor, Nariman Point, Mumbai, 400 021, India. Advisory fees of Blackstone India are paid by BAA.

BAA subcontracts certain of its responsibilities as administrator to BNY Mellon Investment Servicing (U.S.) Inc. The address of BNY Mellon Investment Servicing (U.S.) Inc. is 103 Bellevue Parkway, Wilmington, Delaware 19809.

Information Concerning Aberdeen Asia

Aberdeen Asia, located at 21 Church Street #01-01, Capital Square Two, Singapore 049480, is a Singapore corporation and a U.S. registered investment adviser. Aberdeen Asia provides equity and fixed income advisory services. Aberdeen Asia is a direct wholly owned subsidiary of Aberdeen PLC. Aberdeen Asia has substantial equity assets under management in markets directly relevant to the Funds, including, as of June 30, 2011, approximately $74.0 billion in Asia-Pacific (excluding Japan) equities, which includes $11.4 billion in Indian equities.

Aberdeen PLC, located at 10 Queen’s Terrace, Aberdeen, Scotland, AB10 1YG, is a Scottish limited company listed on the London stock exchange. Aberdeen PLC is the parent company of an asset management group managing approximately $298.3 billion in assets as of June 30, 2011 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, including US registered investment companies. Aberdeen PLC together with its affiliates is a global business with 30 offices in 23 countries. As of June 30, 2011, Aberdeen PLC was 8% (fully diluted) owned directly or through long-term incentive plans by its management and staff. As of June 30, 2011, Aberdeen PLC had approximately $298.3 billion in assets under management.

The name, address and principal occupation of the principal executive officers and each director of Aberdeen Asia are set out in the table below. No officer or Director of either Fund is also an officer, employee or director of Aberdeen Asia. No Independent Director of either Fund owns any securities of, or has any other material direct or indirect interest in, Aberdeen Asia or any of its affiliates. However, employees of Aberdeen PLC or its affiliates may receive, as a portion of their bonus, deferred shares of and/or stock options for Aberdeen PLC, which vest upon the occurrence of certain events.

Aberdeen Asia does not provide investment advisory or sub-advisory services to any fund registered under the 1940 Act that has a similar investment objective, strategy and investment focus to the India Fund, Inc. Aberdeen Asia serves as sub-adviser to the Aberdeen Asia-Pacific (ex Japan) Equity Institutional Fund (the “Asia-Pacific Fund”), an open-end fund registered under the 1940 Act that has a similar investment objective, strategy and investment focus to The Asia Tigers Fund, Inc. The total net assets of the Asia-Pacific Fund as of August 31, 2011 were $461.14 million. The management fee rate for the Asia-Pacific Fund is 1.00% of total assets (Aberdeen Asia receives 90% of the management fee). Aberdeen Asset Management Inc., the adviser to the Asia-Pacific Fund, has an agreement limiting operating expenses of the Asia-Pacific Fund to 1.25% at least through February 27, 2013. The expense limit also impacts the sub-advisory fee received by Aberdeen Asia. The expense limit for the Asia-Pacific Fund excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, administrative services fees and extraordinary expenses.

Directors/Principal Officers of Aberdeen Asia

Name and Principal Business Address	Principal Occupation

Hugh Young Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Managing Director of Aberdeen Asia (since 1992)

Martin J. Gilbert Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG	Director of Aberdeen Asia (since 1991) and Chief Executive and Executive Director of Aberdeen PLC (since 1983)

Yoon-Chou Chong Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Director of Aberdeen Asia (since 1998)

Corinne Y. Cheok Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Director and Head of Distribution, Asia-Pacific of Aberdeen Asia (since 1999)

Hon-Yu Low Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Director of Finance and Operations of Aberdeen Asia (since 1999)

Patrick J.J. Corfe Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Marketing/Business Director of Aberdeen Asia (since 2000)

Nicholas P.H. Hadow Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Director and Regional Head of Business Development of Aberdeen Asia (since 2005)

Name and Principal Business Address	Principal Occupation

Donald R. Amstad Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Director of Business Development of Aberdeen Asia (since 2007)

Anthony J. Michael Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Director and Head of Fixed Income, Asia of Aberdeen Asia (since 2008)

Information Concerning the Administrator

If the Asset Transfer is consummated, Aberdeen Asset Management Inc. will serve as each Fund’s administrator (the “Administrator”). The Administrator is a Delaware corporation that is a wholly owned subsidiary of Aberdeen PLC. The Administrator is a U.S. registered investment adviser that provides equity and fixed income advisory services to U.S. clients. The Administrator also serves as administrator to U.S. registered and Canadian closed-end funds and U.S. registered open-end funds.

New Advisory Agreements

BAA currently serves as investment manager to each Fund. Following the receipt of shareholder approval of the New Advisory Agreements the existing advisory agreements with BAA will terminate. In anticipation of implementation of Blackstone’s decision to exit the Business, the Boards took actions intended to provide for uninterrupted, quality investment management and other services needed for the continued operation of the Funds. After considering alternatives and conducting an extensive analysis of the capabilities and credentials of Aberdeen Asia, each Board, including all of the Independent Directors, determined that Aberdeen Asia could provide investment management services that likely would be of high quality at fee rates which were the product of a competitive bidding process and are identical, so long as the Funds do not use investment leverage, to the rates under the BAA Advisory Agreements, and approved the New Advisory Agreements. Shareholders of each Fund are now being asked to approve each New Advisory Agreement with Aberdeen Asia, with terms that are similar to the terms of the BAA Advisory Agreements in order to permit Aberdeen Asia to provide advisory services to each Fund on similar terms and with the same fee schedules as are currently in effect. Under the New Advisory Agreements, Aberdeen Asia will perform the country advisory services currently provided to the India Fund, Inc. by Blackstone India. As a result, IFN will no longer have a country sub-adviser following the completion of the Asset Transfer.

If shareholders approve the New Advisory Agreements, each New Advisory Agreement is expected to become effective shortly after the Special Meeting and Aberdeen Asia will assume responsibility for management of the Funds’ investment portfolios. If shareholders do not approve the New Advisory Agreements prior to termination of the BAA Advisory Agreements and any interim continuations acceptable to Blackstone, the Board will consider such actions as it deems to be in the best interests of the Funds and their shareholders. In the event that shareholders do not approve the New Advisory Agreements prior to termination of the BAA Agreements and any interim continuations acceptable to Blackstone, there can be no assurance, that investment advisory, administration and other services necessary for the operation of the Funds will not be interrupted with significant adverse consequences to the Funds.

Completion of the Asset Transfer is subject to shareholder approval of the Proposal. Therefore, if shareholders do not approve the New Advisory Agreement at the Special Meeting or if the other conditions of the Asset Purchase Agreement are not satisfied or waived, then the Asset Transfer will not be completed and the Asset Purchase Agreement will terminate. Blackstone has expressed its concern to the Boards that, in such case, key personnel of BAA, including personnel with portfolio management responsibilities, likely will elect to leave BAA in light of Blackstone’s decision to exit the Business. The Board of each Fund, if necessary, will consider alternatives and take such action as it deems to be in the best interests of the Fund and its shareholders to address any such departures.

Board Approval and Recommendation

The Directors, with the exception of Prakash A. Melwani (who was not present), including all of the Independent Directors, who were present in person at a meeting held on September 14, 2011, unanimously approved the New Advisory Agreement for each Fund and unanimously recommended that shareholders of each Fund approve its New Advisory Agreement. A summary of the Directors’ considerations is provided below in the section entitled “Evaluation by the Funds’ Boards.”

Terms of the Existing and New Advisory Agreements

The form of the New Advisory Agreement for each Fund is attached as Exhibit A to this Joint Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit A. The continuation of the BAA Advisory Agreements was last considered and approved by each Fund’s Board on October 26, 2010. The BAA Advisory Agreement for IFN, dated March 16, 2006, was last submitted for approval to a vote of shareholders on March 16, 2006. The BAA Advisory Agreement for GRR, dated February 24, 2006, was last submitted for approval to a vote of shareholders on February 24, 2006.

The terms of each New Advisory Agreement are similar to those of the respective BAA Advisory Agreement. The New Advisory Agreements differ from the BAA Advisory Agreements in certain respects. For example, each New Advisory Agreement contains a new date of execution and initial term of the agreement, reflects the new investment manager, and contains new provisions in connection with voting proxies consistent with the Fund’s proxy voting policies, and engaging service providers.

The advisory fee rates under each New Advisory Agreement were the product of a competitive bidding process and do not increase the fee rates currently in effect under the respective BAA Advisory Agreement so long as the Funds do not use investment leverage. Aberdeen Asia has also agreed to a three-year cap on expenses. Aberdeen Asia has advised the Boards that it does not anticipate that the Asset Transfer will result in any reduction in the quality of advisory services now provided to the Funds by BAA or have any material adverse effect on the ability of Aberdeen Asia to fulfill its obligations to the Funds.

Investment Management Services. Each New Advisory Agreement will provide that Aberdeen Asia will manage, in accordance with the Fund’s stated investment objective, policies and limitations and subject to the supervision of the Board, the Fund’s investments and will make investment decisions on behalf of the Fund, including the selection of and placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The BAA Advisory Agreements include a more detailed list of investment advisory and portfolio management services to be provided by BAA. The BAA Advisory Agreements provide that BAA will (i) supervise the Fund’s investment program, including advising and consulting with the Fund’s Board regarding the Fund’s overall investment strategy; (ii) make, in consultation with the Fund’s Board, investment strategy decisions for the Fund; (iii) manage the investing and reinvesting of the Fund’s assets; (iv) place purchase and sale orders on behalf of the Fund; (v) advise the Fund with respect to all matters relating to the Fund’s use of leveraging techniques; (vi) provide or procure the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund; (vii) monitor the performance of the Fund’s outside service providers, including the Fund’s administrator, transfer agent and custodian; and (viii) be responsible for compliance by the Fund with U.S. federal, state and other applicable laws and regulations.

Notwithstanding that the New Advisory Agreements do not include the identical detailed list of services, those services will be provided by Aberdeen Asia and Aberdeen Asset Management Inc. as manager and administrator, respectively.

Expenses. Both the BAA Advisory Agreements and the New Advisory Agreements provide that the investment manager pays all salaries, expenses and fees of the officers, Directors and employees of the Funds who are officers, directors or employees of the investment manager. Each Fund bears the expenses of its operation including the costs associated with: custody, shareholder servicing, shareholder reports, pricing and portfolio valuation, communications, legal and accounting fees, Directors’ fees and expenses, shareholder meetings, bonding and insurance, brokerage commissions, taxes, trade association fees, nonrecurring and extraordinary expenses, and organizational expenses. In addition, Aberdeen Asia has agreed to cap total ordinary operating expenses of the Fund, excluding taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses, at 1.15% of the average weekly managed assets on an annualized basis for IFN and at 2.00% of the average weekly managed assets on an annualized basis for GRR for three years from the date on which Aberdeen Asia begins to manage the Funds.

Advisory Fees. As was the case under the BAA Advisory Agreements, as compensation for its management services, Aberdeen Asia will receive a monthly fee from the Funds under the New Advisory Agreements. In the case of IFN, the BAA Advisory Agreement provides for a fee calculated at an annual rate of 1.10% of the Fund’s average weekly net assets for the first $500 million, 0.90% of the Fund’s average weekly net assets for the next $500 million, 0.85% of the Fund’s average weekly net assets for the next $500 million and 0.75% of the Fund’s average weekly net assets in excess of $1.5 billion. The fee under the New Advisory Agreement would be calculated at an annual rate of 1.10% of the Fund’s average weekly managed assets for the first $500 million, 0.90% of the Fund’s average weekly managed assets for the next $500 million, 0.85% of the Fund’s average weekly managed assets for the next $500 million and 0.75% of the Fund’s average weekly managed assets in excess of $1.5 billion. For purposes of this calculation, “managed assets” means the total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through

(i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. IFN does not currently employ investment leverage but if the Fund were to use investment leverage in the future, the fee under the New Advisory Agreement would result in the Fund’s common shareholders bearing higher fees since the fee will be calculated based on managed assets. IFN paid an aggregate amount of $15,263,354 in investment management fees under the BAA Advisory Agreement during the 12 months ended December 31, 2010. The Fund would have paid an aggregate amount of $15,263,354 during the 12 months ended December 31, 2010 had the New Advisory Agreement been in effect.

In the case of GRR, the BAA Advisory Agreement provides for a fee calculated at an annual rate of 1.00% of the Fund’s average weekly net assets for the first $500 million, 0.95% of the Fund’s average weekly net assets for the next $500 million and 0.90% of the Fund’s average weekly net assets in excess of $1 billion. The fee under the New Advisory Agreement would be calculated at an annual rate of 1.00% of the Fund’s average weekly managed assets for the first $500 million, 0.95% of the Fund’s average weekly managed assets for the next $500 million and 0.90% of the Fund’s average weekly managed assets in excess of $1 billion. GRR does not currently employ investment leverage but if the Fund were to use investment leverage in the future, the fee under the New Advisory Agreement would result in the Fund’s common shareholders bearing higher fees since the fee will be calculated based on managed assets. GRR paid an aggregate amount of $753,662 in investment management fees under the BAA Advisory Agreement during the 12 months ended December 31, 2010. The Fund would have paid an aggregate amount of $753,662 during the 12 months ended December 31, 2010 had the New Advisory Agreement been in effect.

Services to Other Clients. Both the BAA Advisory Agreement and the New Advisory Agreement do not limit the freedom of investment manager or any of its affiliates to render investment management and administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms or corporations, or to engage in other business activities.

Limitation of Liability. Under both the BAA Advisory Agreement and the New Advisory Agreement neither the investment manager nor any director, officer or employee of investment manager performing services pursuant to the investment management agreement is liable for any error of judgment or mistake of law or any loss unless due to willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

Indemnification. Under the BAA Advisory Agreement with each Fund, the applicable Fund indemnifies BAA (the “investment adviser”) for losses not resulting from investment adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations (“disabling conduct”). Such indemnification requires the Fund to indemnify the investment adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the investment adviser.

The BAA Advisory Agreement and New Advisory Agreement include the same limitation of liability and, while the indemnification process is not detailed in the New Advisory Agreements, under both advisory agreements the Funds would be responsible for losses unless the losses were caused by relevant adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

Term of Agreement. Both the BAA Advisory Agreements and the New Advisory Agreements provide that they will remain in effect for an initial term of two years and will remain in effect from year to year thereafter if approved annually by (i) the vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Board, and also by (ii) the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Directors.

Assignment. Both the BAA Advisory Agreements and the New Advisory Agreements provide that they will terminate automatically and immediately in the event of an assignment (as defined in the 1940 Act).

Termination. The BAA Advisory Agreements are terminable, without penalty, on 60 days’ written notice, by the Board of the Fund, BAA or by vote of holders of a majority of the Fund’s shares.

The New Advisory Agreements can be terminated, without penalty, by the Board of the Fund or by vote of holders of a majority of the Fund’s shares on 60 days’ written notice, and by Aberdeen Asia on 90 days’ written notice.

Proxy Voting. Each New Advisory Agreement provides that Aberdeen Asia will be responsible for voting proxies solicited with respect to issuers of securities in which assets of a Fund are invested in accordance with the Fund’s proxy voting policy. The BAA Advisory Agreements do not specifically address proxy voting.

Service Providers. Each New Advisory Agreement provides that Aberdeen Asia may, at its expense, employ, consult or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under the New Advisory Agreement, except that, Aberdeen Asia may not retain any person or company that would be an “investment adviser,” as that term is defined in the 1940 Act unless required board and shareholder approvals have been obtained.

EACH FUND’S BOARD RECOMMENDS THAT SHAREHOLDERS OF THAT FUND
VOTE “FOR” THE PROPOSAL.

EVALUATION BY THE FUNDS’ BOARDS

Board Meetings and Considerations of the New Advisory Agreements

Blackstone first advised the Boards of its intention to exit the Business at the Boards’ meeting held on October 26, 2010 (the “October 2010 Board Meeting”). At that meeting, the Boards considered and approved the continuation of the current investment advisory arrangements with BAA for an additional one-year period. In connection with its advice to the Boards of its intention to exit the Business, Blackstone and BAA discussed a possible proposal (the “Continuation Option”) for continuation of the investment advisory and other services currently provided by BAA to the Funds by a newly organized investment advisory company in which Blackstone and BAA’s senior managers would be investors. Over the next several months, Blackstone, in response to requests by the Independent Directors, confirmed its intention to exit the Business; the Independent Directors discussed Blackstone’s decision at length; and Blackstone, BAA’s CIO and the Independent Directors engaged in discussions regarding the Continuation Option. The Continuation Option ultimately was not pursued by Blackstone or BAA’s CIO and no formal proposal was presented to the Board for its consideration. The Independent Directors met in executive session by conference call on several occasions following the October 2010 Board Meeting and at the Boards’ subsequent regularly scheduled quarterly meetings in March and May 2011 to discuss alternatives to replace the current investment advisory arrangements with BAA. During these conference calls, the Independent Directors determined that it would be helpful and appropriate to engage an experienced independent consultant (the “Consultant”) to identify highly qualified asset management firms to succeed BAA as investment adviser to the Funds and to assist in the solicitation and evaluation of proposals from qualified candidates. The Consultant was assisted in his efforts by independent counsel to the Independent Directors (“independent counsel”). In these conference calls, the Independent Directors established criteria to be applied to candidates to succeed BAA as adviser to the Funds. These criteria were:

•	highly regarded mutual fund manager

−	proven portfolio management team

−	generally strong group performance record

•	in-depth knowledge of and experience in Asia

•	strong reputation for regulatory compliance

−	extensive legal and compliance infrastructure

−	strong compliance record

•	recognized standing in and relationships with the brokerage and financial services communities

−	track record of successful product offerings, including (preferably) closed-end mutual funds

−	potential for future growth in products and business

−	ability and willingness to support efforts of the Funds to replace assets diminished by periodic tender offers

Blackstone’s financial advisory group also identified investment management firms with possible interests in succeeding BAA as the Funds’ investment adviser, including Aberdeen Group, solicited proposals from them, and assisted in the coordination of the search efforts of the Boards and Blackstone. During the search process, Blackstone recommended and arranged for a meeting by conference call on May 19, 2011 among the Boards and representatives of Aberdeen Group who made a detailed presentation addressing, among other things, the organization’s investment track record, investment process and philosophy, capabilities in the closed-end fund management globally and in the Asia region specifically, and general intentions for the Funds if a proposal subsequently was submitted by Aberdeen Group and accepted by the Boards.

As a result of the search process, multiple proposals (“Advisor Proposals”) were received from other investment management firms interested in succeeding BAA as investment manager for the Funds, including Aberdeen Companies. The Advisor Proposals varied in specificity and details. Certain Advisor Proposals contemplated possible interest in the employment of all or portions of BAA’s management team and/or acquisitions of BAA’s business or portions of such business while others did not. Plans with respect to BAA’s management team were one factor considered by the Independent Directors in evaluating Advisor Proposals but other relevant factors were considered as well.

One of the Independent Directors (the “Independent Directors’ Representative”) met with the Consultant, independent counsel and Blackstone to evaluate and prioritize all Advisor Proposals on June 16, 2011. The Advisor Proposals and prioritizations thereafter were reviewed with all of the Independent Directors in a private meeting held by telephone conference call on June 27, 2011, after which candidates selected by the Independent Directors were invited to submit final proposals addressing criteria identified by the Boards and setting forth their best terms and conditions. On July 21, 2011, as agreed upon by the Independent Directors during their July 21, 2011 conference call meeting, final Advisor Proposals were reviewed on behalf of the Boards by the Independent Directors’ Representative, Consultant, independent counsel and Fund counsel, and two finalists were selected who, in the judgment of the group, best met the criteria established by the Independent Directors on an overall basis. Blackstone’s evaluations of the final Advisor Proposals were presented to and considered by the group. The Independent Directors were advised promptly of the results of the groups’ evaluation of the final Advisor Proposals and that the finalists selected, including Aberdeen Group, had been invited to make presentations to and respond to questions from the Boards prior to their quarterly meeting held on July 26, 2011. On July 26, 2011, the Boards met with each of the finalists, at which time detailed presentations, regarding the terms and conditions of their final Advisor Proposals, their capabilities in respect of management of the Funds and conduct of their activities and plans for the Funds were made to the Boards, the Consultant, the Funds’ counsel and independent counsel. Following the finalists’ presentations, the Independent Directors met in executive session with their independent counsel to review the presentations and unanimously determined to pursue the Advisor Proposal with Aberdeen Group based upon its overall merits.

On September 14, 2011, the Directors of each Fund, with the exception of Mr. Melwani (who was not present), including all of the Independent Directors, unanimously approved a New Advisory Agreement between each Fund and Aberdeen Asia at a meeting held in person to consider the New Advisory Agreements (the “Contract Evaluation Meeting”) after a detailed review and discussion of all information received from Aberdeen Group at and prior to such meeting. The information received at the Contract Evaluation Meeting supplemented the information previously received from Aberdeen Group in connection with its Advisor Proposal, including information provided for and at its presentations to the Boards on May 19 and July 26, 2011. Each of the New Advisory Agreements was approved separately by all of each Fund’s Independent Directors.

In approving the New Advisory Agreements, the Boards considered all factors they believed relevant in exercising their business judgment, including the following:

(i)	the reputation, financial strength and resources of Aberdeen Companies;

(ii)	that Aberdeen Group is a global and independent organization with an exclusive focus on asset management;

(iii)	Aberdeen Group’s commitment, as personally communicated by its most senior executive officers, to continuing and expanding its asset management business in general and its U.S.-registered closed-end fund business in particular;

(iv)	Aberdeen Group’s representation that, if Aberdeen Asia were approved as the Funds’ investment manager, there would be no expected diminution in the nature, quality and extent of services provided to the Funds and their shareholders, including administrative, regulatory and compliance services;

(v)	the qualifications and experience of portfolio management personnel of Aberdeen Asia who would be responsible for managing the Funds’ investments, including the Funds’ illiquid investments, and Aberdeen Asia’s team-based investment philosophy and process;

(vi)	Aberdeen Group’s regulatory and compliance history in general and in connection with servicing existing U.S.-registered closed-end funds in particular;

(vii)	that the investment objective and policies of the Funds will not change following the implementation of the New Advisory Agreements;

(viii)	Aberdeen Group’s experience in managing Asian equities in both regional and single country fund contexts using managers based within the region in which they invest and in investing in Indian securities through Mauritius;

(ix)	Aberdeen Group’s experience and success in effecting transfers of responsibilities similar to those contemplated by the Proposal and assimilating previously unaffiliated closed-end Funds into its fund family;

(x)	that the Funds would complement Aberdeen Group’s existing U.S. family of closed-end funds which focuses on Asia Pacific and emerging market regions;

(xi)	Aberdeen Group’s familiarity with measures intended to increase closed-end fund assets, including rights offerings and non-dilutive follow-on offerings, where appropriate, and issues pertaining to closed-end fund discounts;

(xii)	Aberdeen Asia’s representation and assurances of its ability to maintain the Funds’ interval structure and manage the need for periodic liquidity to repurchase shares;

(xiii)	that any repositioning of the Funds’ portfolios to transition them to Aberdeen Asia’s investment style (which is anticipated to be significant) would be done in a manner that minimizes transaction costs and mitigates adverse tax consequences;

(xiv)	that Aberdeen Asia has investment performance records that outperform relevant benchmark indexes, as discussed below;

(xv)	that Aberdeen Asia has no present intention to propose any immediate changes to any of the Funds’ third-party service providers thereby assuring continuation of services needed for the Funds’ operations and minimizing complications in connection with implementation of

Blackstone’s decision to exit the Business and resulting implementation of the New Advisory Agreements;

(xvi)	that, at their October 2010 meeting, the Directors performed a full annual review of the existing advisory agreements as required by the 1940 Act and had re-approved the agreements, concluding, among other things, that the advisory fee rates charged by BAA were not excessive;

(xvii)	that the Funds’ advisory and administrative fee rates and structures would remain the same, so long as the Funds do not use investment leverage, under the New Advisory Agreements and resulted from a competitive bidding process;

(xviii)	that expenses that are currently absorbed by BAA as the Funds’ adviser would be absorbed by Aberdeen Asia as the Funds’ adviser;

(xix)	that total fund expenses, excluding taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses, will be capped for three years at 1.15% for IFN and at 2.00% for GRR;

(xx)	that the terms and conditions of the New Advisory Agreements are similar to those of the existing agreements (see “Terms of the Existing and New Advisory Agreements” above);

(xxi)	that the Funds will be able to avail themselves of an enhanced investor relation services program offered by Aberdeen Group beyond those contemplated by the New Advisory Agreements for an additional fee, subject to future Board approval, and such fee would be subject to the Funds’ expense caps while the caps are in effect;

(xxii)	that Blackstone and Aberdeen Companies, and not the Funds, would bear all costs of meetings, preparation of materials and solicitation in connection with obtaining approvals of the New Advisory Agreements;

(xxiii)	that there will be no changes to the Independent Directors of the Boards assuring continuity of the Fund’s supervision and oversight, each Advisor Proposal having contemplated no such changes for a period of at least two years and any changes thereafter being a matter solely within the Boards’ discretion; and

(xxiv)	that Aberdeen Asia has committed to refrain from imposing or seeking to impose, for a period of two years after the effective date of the New Advisory Agreements, any “unfair burden” (as defined in the 1940 Act) on the Funds.

In their deliberations, the Directors did not identify any single item, other than the need to provide for uninterrupted investment advisory services and other services required for the Fund’s operations in light of Blackstone’s decision to exit the Business, that was all-important or controlling and each Director may have attributed different weights to various factors. The Directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. After careful consideration of all factors, the Directors believed that appointing Aberdeen Asia to manage the Funds would be in the best interests of each Fund and its shareholders.

Certain of the Boards’ considerations outlined above are discussed in more detail below.

Nature, Extent and Quality of Services. The Directors received and considered various data and information regarding the nature, extent and quality of services to be provided under the New Advisory Agreements. With respect to Aberdeen Asia, the most recent investment adviser registration forms were provided to the Boards, as were responses to detailed requests submitted by the Independent Directors’ independent legal counsel on their behalf. The Directors reviewed and analyzed these responses, which included, among other things, information about the background and experience of senior management and investment personnel who would be responsible for managing the Funds. The Directors also had extensive presentations from and information sessions with senior investment personnel of Aberdeen Asia. The Directors considered the information provided regarding the portfolio managers and other resources that would be dedicated to the Funds and the investment philosophy and process that would be followed by those individuals in managing the Funds.

With respect to the portfolio management teams for the Funds, the Boards considered Aberdeen Asia’s explanations that: (i) Funds would be managed by an Asian equity team with nearly 30 members; (ii) Aberdeen Asia will assume the country advisory services currently performed for IFN by Blackstone India; (iii) Aberdeen Asset Management Inc. will replace the Funds’ current administrator; and (iv) each Fund’s custodian, sub-administrator, auditor, transfer agent and dividend-paying agent and IFN’s Mauritius administrator will remain the same.

With regard to the investment philosophy and process that would be followed in managing the Funds, the Directors received extensive information about the buy-and-hold, low-turnover investment philosophy of, and the company-level, firsthand research investment process followed by, Aberdeen Asia’s team members. Specifically, the Directors considered Aberdeen Asia’s description of its investment process as primarily a bottom-up one focused on disciplined evaluation of companies through face-to-face visits with management (generally similar to BAA). The Directors further considered Aberdeen Asia’s explanations that: (i) no stock is bought prior to multiple on-site meetings with company management and team members’ completion of a detailed written analysis of the company; (ii) company visits are rotated among team members to gain better perspective and benefit from team members’ experience and to foster more objective analyses of companies; and (iii) decisions whether to buy, sell or watch a stock are made with an opportunity for all team members to provide input based on company visits and analyses by individual members.

Applying this investment philosophy and process, Aberdeen Asia has advised the Directors that, in transitioning management responsibilities from BAA to Aberdeen Asia, it expects that substantial repositioning of the investment portfolios of the Funds will occur. Furthermore, Aberdeen Asia has advised the Directors that it expects any repositioning to be done in a manner that minimizes transaction costs and mitigates adverse tax consequences. Aberdeen Asia also has advised the Directors that, over time, it expects low turnover for the Funds’ portfolios and a lesser correlation to the Funds’ benchmark indices.

The Directors further considered Aberdeen Asia’s extensive experience managing separate accounts with investment strategies comparable to those of the Funds. The Directors noted, for example, that Aberdeen Asia currently has substantial equity assets under management in markets directly relevant to the Funds, including, as of June 30, 2011, approximately $74.0 billion in Asia-Pacific (excluding Japan) equities, which includes $11.4 billion in Indian equities.

In addition, the Directors considered and evaluated materials and information received regarding Aberdeen Asia’s investment and legal compliance program and record. The Directors considered the compliance program of the U.S.-registered closed-end funds managed by Aberdeen Asia and met in person with the individual currently serving as Aberdeen Asset Management Inc.’s Head of Legal — Americas, who oversees U.S. risk division operations, which includes business and market risk, compliance, and legal.

Based on the foregoing and other relevant information reviewed, the Directors concluded that, overall, they were satisfied with assurances from Aberdeen Asia as to the expected nature, extent and quality of the services to be provided to the Funds under the New Advisory Agreements.

Investment Performance. The Directors considered the investment performance record of Aberdeen Asia in managing accounts with investment strategies similar to those of the Funds. The Directors evaluated Aberdeen Asia’s results in comparison to relevant benchmark indexes. The Directors noted that, although the investment policies, restrictions and risk profiles of Aberdeen Asia’s other accounts are not identical to those of the Funds, they are similar enough that the performance achieved for those clients is instructive. Based on materials provided by Aberdeen Asia about the investment performance achieved for these other accounts, the Directors noted that Aberdeen Asia had performance results comparable to, and in certain cases superior to, those attained by a relevant index. In this regard, the IFN Board considered that Aberdeen Asia’s Indian equity strategy has outperformed MSCI India Index for the one-, three- and five-year periods. The GRR Board considered that Aberdeen Asia’s Asia Pacific (excluding Japan) equity strategy has outperformed the MSCI Asia ex Japan Index for the three- and five-year periods. Based upon the investment performance information provided by Aberdeen, the Directors concluded that Aberdeen Asia’s track record suggested that it has the ability to provide investment advisory services of high quality to the Funds.

Fees and Economies of Scale. The Directors considered that the advisory fee rates charged were the product of a competitive bidding process and would remain at the same levels under the New Advisory Agreements so long as the Funds do not use investment leverage. The Directors, who most recently reviewed and re-approved the Funds’ advisory fee rates at their October 2010 meeting, determined that fee rates under the New Advisory Agreements are well within the range charged by the Funds’ peers. In reaching this determination, the Directors considered their review of fee data at the October 2010 meeting. The Directors also noted Aberdeen Asia’s commitment to a three-year cap on expenses. Furthermore, the Directors considered that advisory fee breakpoints in place for the Funds would continue under the New Advisory Agreements. As closed-end funds, the assets of the Funds would be expected to increase, in the absence of rights offerings or follow-on offerings, principally through appreciation in the value of their portfolio securities. The Funds’ interval structure may actually result in reductions in the Funds’ assets. Under the circumstances, the Boards concluded that the proposed advisory fees are not excessive and that the advisory fee structure is appropriate. Additionally, the Directors noted Aberdeen Asia’s representation that it will endeavor to manage the Funds in a similar fashion to comparable accounts and thus will attempt to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies.

Costs of Services Provided and Profitability. In evaluating the costs of the services to be provided by Aberdeen Asia under the New Advisory Agreements, the profitability to Aberdeen Asia and from its relationship with the Funds, the Directors once again considered, among other things, that there would be no increase, so long as the Funds do not use investment leverage, in advisory fee rates under the New Advisory Agreements, which were the product of a competitive bidding process. The Directors further noted that it was not possible to predict with certainty how Aberdeen Asia’s profitability would be affected by becoming the investment manager to the Funds but that they had been satisfied, based on their review of the projected profitability of Aberdeen Asia, that the profitability from its relationship with the Funds would not be excessive.

The Directors also noted that they would have opportunities to review Aberdeen Asia’s profitability in the future based on actual results.

Furthermore, the Directors received and considered information about the financial viability of Aberdeen Asia and were satisfied that Aberdeen Asia has adequate resources to perform the services required under the New Advisory Agreements.

Information about Services to Other Clients. The Directors considered information about the nature and extent of services and fee rates offered by Aberdeen Asia to other clients, including other registered investment companies with differing mandates, separate accounts and institutional investors. The Directors concluded that the advisory fee rates under the New Advisory Agreements are not excessive, given the nature and extent of services expected to be provided to the Funds compared with such other accounts and other factors.

Fall-Out Benefits and Other Factors. The Directors also considered information regarding potential “fall-out” or ancillary benefits that would be received by Aberdeen Asia as a result of its relationship with the Funds. In this regard, the Directors concluded that Aberdeen Asia may derive reputational benefits from its association with the Funds. The Directors also noted, however, that such benefits were difficult to quantify with certainty.

Additionally, the Directors considered Aberdeen Asia’s statements that, although it does not typically generate soft dollars from the types of transactions in which the Funds engage, brokers sometimes provide unsolicited access to financial and market databases free of charge, which access may be based on trading volume. The Directors further noted Aberdeen Asia’s statements that it at times uses particular brokers based, in part, on those brokers providing Aberdeen Asia access to the management teams of certain issuers, subject at all times to Aberdeen Asia’s duty to seek best execution.

The Directors also considered that Blackstone has a financial interest under the Asset Purchase Agreement in having the Boards and shareholders approve the New Advisory Agreements.

After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Directors, concluded that approval of the New Advisory Agreements is in the best interests of the Fund and its shareholders. Accordingly, the Directors present at the meeting unanimously approved the New Advisory Agreements and recommend that shareholders vote FOR approval of the New Advisory Agreements.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor for an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Directors have not been advised by Blackstone or Aberdeen Group of any circumstances arising from the Asset Transfer that might result in the imposition of an “unfair burden” on any Fund as defined in Section 15(f) of the 1940 Act. Moreover, Aberdeen Asia has committed that for two years after the consummation of the Asset Transfer, it will ensure that there is not imposed any unfair burden on any Fund, which includes refraining from proposing any increase in fees paid by a Fund to Aberdeen Asia. Aberdeen Group has agreed that for a minimum of three years subsequent to the consummation of the Asset Transfer, it will ensure that at least 75% of each Board consists of Independent Directors, and Aberdeen Group has no plans to impede either Board’s current or future determination to select its own composition of Independent Directors.

It is expected that following the completion of Asset Transfer, the interested directors of the Funds, Prakash A. Melwani and Robert L. Friedman, will resign and may be replaced by Directors who are “interested persons” of Aberdeen Asia.

Based on their evaluation of the materials presented, the Directors present at the meeting, including all the Independent Directors, unanimously concluded that the New Advisory Agreements are in the best interests of the Funds and their shareholders. The Directors believe that the New Advisory Agreements will enable each Fund to receive uninterrupted quality investment management services at fee rates which were the product of a competitive bidding process and are identical to the rates under the current agreements so long as the Funds do not use investment leverage. The Directors present at the meeting unanimously voted to approve, and to recommend to the shareholders of each Fund that they approve, the New Advisory Agreements. Mr. Melwani was not present at the meeting on September 14, 2011.

ADDITIONAL INFORMATION

Beneficial Owners

Based upon a review of filings made pursuant to Section 13 of the 1934 Act, or such other filings as noted below, as of [          ], 2011, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of each of Fund because they possessed or shared voting or investment power with respect to IFN’s and GRR’s shares, as applicable:

Number of Shares
Fund	Class	Name and Address	Beneficially Owned	Percentage of Shares

IFN:	Common	[ ]	[ ● ]	●	%
GRR:	Common	[ ]	[ ● ]	●	%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund’s officers and Directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund’s shares to file reports of ownership with the SEC and the Fund.

Based solely upon each Fund’s review of the copies of such forms received by it and written representations from such persons, to the knowledge of each Fund, for the fiscal year ended December 31, 2010 with respect to IFN, and for the fiscal year ended October 31, 2010 with respect to GRR, such forms were filed on a timely basis.

Number of Shares Outstanding of Each Fund as of the Record Date

Each Fund has one class of shares of capital stock, par value $0.001 per share. Each share of a Fund is entitled to one vote at the Special Meeting, and fractional shares are entitled to a proportionate share of one vote. On the Record Date, the following number of shares of each Fund were issued and outstanding:

IFN	[ ● ] common shares

GRR	3,219,996 common shares

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARDS AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Only one copy of this Joint Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Joint Proxy Statement, please contact Georgeson Inc. (“Georgeson”), our proxy solicitor, at 1-877-255-0134. If any shareholder does not want the mailing of this Joint Proxy Statement to be combined with those for other members of its household, please call Georgeson at 1-877-255-0134.

Proxy Solicitation and Related Costs

Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, electronic communications or personal interviews conducted by Directors, officers or employees of the Funds; BAA, the investment manager to the Funds; or Georgeson, a proxy solicitation firm that has been retained by each Fund and will receive a fee from each Fund in the following amounts: IFN — $[    ●    ] and GRR — $[    ●    ]. Georgeson also will be reimbursed for its reasonable expenses. All costs of solicitation in connection with the Proposal will be borne by Blackstone and Aberdeen Companies. Solicitation costs borne by Blackstone and Aberdeen Companies include (a) printing and mailing of this Joint Proxy Statement and accompanying material, (b) reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of each Fund’s shares, (c) payment to Georgeson for its services in soliciting proxies for the Special Meeting and (d) payment of the costs associated with supplementary solicitations to submit proxies for the Special Meeting. This Joint Proxy Statement is expected to be mailed to shareholders on or about [          ], 2011.

Other Business

The Funds’ Boards do not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

VOTING INFORMATION

Voting Rights

Shareholders of record on the Record Date are entitled to notice of, and to vote at, the Special Meeting. Each share is entitled to one vote.

If the enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxy will be voted “FOR” the Proposal. Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Special Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card to the respective Fund at the address indicated on the enclosed envelope provided with this Joint Proxy Statement. Any letter of revocation or later-dated proxy card must be received by the relevant Fund prior to the Special Meeting and must indicate your name and account number to be effective.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. Under the NYSE rules a broker member may not, in connection with certain, non-routine matters, such as the approvals sought under the Proposal, authorize any proxy without instructions from the customer. Votes that, in accordance with the NYSE rules, are not cast by broker-dealer firms on those non-routine matters because the broker did not receive instructions are called “broker non-votes.” With respect to the Proposal, broker non-votes and abstentions will have the same effect as a vote against the Proposal, although they will be considered present for purposes of determining the presence of a quorum at the Special Meeting.

Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmissions or personal meetings with officers and employees of Blackstone or Aberdeen Group and their affiliates or other representatives of the Funds, including their Directors. Proxy solicitations will also be made by Georgeson.

The Board of each Fund has determined that holding a single Special Meeting and the use of this Joint Proxy Statement for both Funds is in the best interests of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each of the Funds. The Joint Proxy Statement will also reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because shareholders may own shares of more than one Fund, to avoid burdening shareholders with more than one proxy statement. Separate proxy cards, however, are included for the Proposal for each Fund. If you own shares of both Funds, you will receive two proxy cards. To the extent information regarding common ownership is available to the Funds, a shareholder who owns of record shares in both Funds will receive a package containing this Joint Proxy Statement and a proxy for each Fund. If information relating to common ownership is not available to the Funds, a shareholder who beneficially owns shares in both Funds may receive two packages, each containing this Joint Proxy Statement and a proxy card for each Fund. It is essential that shareholders complete, date, sign and return EACH enclosed proxy card for each Fund.

In order that your shares may be represented at the Special Meeting, you are requested to:

•	indicate your instructions on the proxy cards for the Special Meeting;

•	date and sign the proxy cards for the Special Meeting;

•	mail the proxy cards for the Special Meeting promptly in the enclosed envelope; and

allow sufficient time for the proxy cards to be received and processed on or before the commencement of the Special Meeting on 10:00 a.m. New York time.

Quorum; Adjournment

A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote at a Special Meeting. In the event that a quorum is not present at a Special Meeting or in the event that a quorum is present but sufficient votes to approve the Proposal are not received, the holders of a majority of the shares of the applicable Fund present in person or by proxy (or a majority of votes cast on the adjournment if a quorum is present) shall have the power to adjourn the Special Meeting from time to time, without notices other than announcement at the Special Meeting, until the requisite number of shares entitled to vote at the Special Meeting shall be present. A Special Meeting may not be adjourned to a date more than 120 days after the original record date. At the adjourned Special Meeting, any business may be transacted which might have been transacted at the original Special Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

Vote Required

Shareholders of each Fund are being asked to separately approve the Proposal (i.e., the New Advisory Agreement for such Fund) for such Fund. Approval of the Proposal by a Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the applicable Fund.

If shareholders approve the New Advisory Agreement, each New Advisory Agreement is expected to become effective shortly after the Special Meeting. The New Advisory Agreements are not conditioned on completion of the Asset Transfer. However, completion of the Asset Transfer is subject to shareholder approval of the Proposal described in this Joint Proxy Statement. Therefore, if shareholders do not approve the New Advisory Agreement at the Special Meeting or if the other conditions in the Asset Purchase Agreement are not satisfied or waived, then the Asset Transfer will not be completed and the Asset Purchase Agreement will terminate. Blackstone has expressed its concern to the Boards that in such case, key personnel of BAA, including personnel with portfolio management responsibilities, will likely elect to leave BAA in light of Blackstone’s decision to exit the Business. In such event, the Board of each Fund will consider alternatives and take such action as it deems to be in the best interests of the Fund and its shareholders to address any such departures.

To assure the presence of a quorum at the Special Meeting, please promptly execute and return the enclosed proxy cards. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Boards of Directors,

Joshua B. Rovine
Secretary

EXHIBIT A

THE INDIA FUND, INC.

FORM OF MANAGEMENT AGREEMENT
DATED AS OF          , 2011

Agreement between The India Fund, Inc. (the “Fund”), a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and Aberdeen Asset Management Asia Limited, a Singapore corporation (“AAMAL” or the “Investment Manager”).

Whereas, the Fund is a closed-end management investment company; and

Whereas, the Fund engages in the business of investing its assets in the manner and in accordance with its stated current investment objective and restrictions;

Whereas, the Fund desires to retain the Investment Manager to furnish certain investment advisory services, as described herein;

Whereas, the Investment Manager represents that it is willing and possesses legal authority to render such services subject to the terms and conditions set forth in this Agreement.

Now, Therefore, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1. Obligations.

1.1 The Investment Manager will manage, in accordance with the Fund’s stated investment objective, policies and limitations and subject to the supervision of the Fund’s Board of Directors, the Fund’s investments and will make investment decisions on behalf of the Fund including the selection of and placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Investment Manager shall give the Fund the benefit of the Investment Manager’s best judgment and efforts in rendering services under this Agreement.

1.2 The Fund will pay the Investment Manager a fee at the annual rate of (i) 1.10% of the Fund’s average weekly Managed Assets for the first $500 million of average weekly Managed Assets; (ii) 0.90% for average weekly Managed Assets of the next $500 million; (iii) 0.85% for average weekly Managed Assets of the next $500 million; and (iv) 0.75% for average weekly Managed Assets in excess of $1.5 billion. For purposes of this calculation, “Managed Assets” of the Fund shall mean total assets of the Fund, [including any assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means], but not including any collateral received for securities loaned by the Fund. Such compensation shall be determined at the end of each week and payable at the end of each calendar month.

1.3 In rendering the services required under this Agreement, the Investment Manager may, at its expense, employ, consult or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, the Investment Manager may not retain any person or company that would be an “investment adviser,” as that term is defined in the 1940 Act, to the Fund unless (i) the Fund is a party to the contract with such person or company and (ii) such contract is approved by a majority of the Fund’s Board of Directors and a majority of Directors who are not parties to any agreement or contract with such person or company and who are not “interested persons,” as defined in the 1940 Act, of the Fund, the Investment Manager, or any such person or company retained by the Investment Manager, and is approved by the vote of a majority of the outstanding voting securities of the Fund to the extent required by the 1940 Act.

2. Expenses. The Investment Manager shall bear all expenses of its employees, except as provided in the following sentence, and overhead incurred in connection with its duties under this Agreement and shall pay all salaries and fees of the Fund’s Directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Manager or its affiliates. The Fund will bear all of its own expenses, including: listing expenses; fees of the Fund’s Directors who are not interested persons (as defined in the 1940 Act) of any other party; out-of-pocket expenses for all Directors and officers of the Fund, including travel expenses incurred by the Investment Manager’s employees or employees of the Investment Manager’s affiliates, who serve as Directors and officers of the Fund, or a fraction thereof, to the extent such expenses relate to attendance at meetings of Directors and shareholders; and other expenses incurred by the Fund in connection with meetings of Directors and shareholders; interest expense; taxes and governmental fees including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund’s portfolio securities; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund’s shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; and the expenses of shareholders’ meetings and of the preparation and distribution of proxies and reports to shareholders.

3. Best Execution; Research Services. The Investment Manager is authorized, for the purchase and sale of the Fund’s portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Manager, implement the policy of the Fund to obtain the best results, taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the Investment Manager is authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Manager to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided.

Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager. It is understood that the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Investment Manager by brokers who effect securities transactions for the Fund may be used by the Investment Manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager manages may be used by the Investment Manager in servicing the Fund. It is understood that not all of these research services are used by the Investment Manager in managing any particular account, including the Fund.

4. Liability. The Investment Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement.

5. Services Not Exclusive. It is understood that the services of the Investment Manager are not deemed to be exclusive, and nothing in this Agreement shall prevent the Investment Manager or any affiliate, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of the Investment Manager desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will be allocated among the Investment Manager’s clients, including the Fund, in a manner that is fair and equitable in the judgment of the Investment Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

6. Duration and Termination. This Agreement shall be effective as of the date first above written and continue for a two year period. Thereafter, the Agreement shall continue for successive periods of twelve months, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Fund’s Board of Directors who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s entire Board of Directors. Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund upon at least sixty (60) days’ written notice to the Investment Manager or by the Investment Manager upon at least ninety (90) days’ written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

7. Representations of the Investment Manager. The Investment Manager represents and warrants that it is duly registered as an investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended, and holds all other registrations, licenses, authorizations, permits, and permissions necessary to conduct its activities hereunder, including a Capital Markets Services Licence issued by with the Monetary Authority of Singapore, and will promptly advise the Fund of any change or prospective change in the status of those registrations.

8. Proxy Voting. The Investment Manager may exercise or procure the exercise of any voting rights or other powers and discretion conferred on the registered holder or the beneficial owner of any securities in the Fund.

9. Miscellaneous.

9.1 This Agreement shall be construed in accordance with the laws of the State of New York, provided that nothing herein shall be construed as being inconsistent with the 1940 Act and any rules, regulations and orders thereunder.

9.2 This Agreement may not be amended by either party hereto without the prior written consent of the other party.

9.3 Any notice hereunder shall be in writing and shall be delivered in person, by facsimile or electronic mail to the parties at the addresses set forth below:

If to the Fund:
The India Fund, Inc.
c/o Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
Attn: Legal
Tel: 215-405-5700
Fax: 866-291-5760
E-mail: legal.us@aberdeen-asset.com

If to the Investment Manager:
Aberdeen Asset Management Asia Limited
21 Church Street, #01-01
Capital Square Two
Singapore 049480
Attn: Legal
Tel: +65 6395 2700
Fax: +65 6538 1308
Email: legal.singapore@aberdeen-asset.com

With a copy to:
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
Attn: Legal
Tel: 215-405-5700
Fax: 866-291-5760
E-mail: legal.us@aberdeen-asset.com

Or to such other address as to which the recipient shall have informed the other party in writing or by electronic mail from time to time.

9.4 The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

9.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to that extent, the provisions of this Agreement shall be deemed to be severable.

9.6 Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.

9.7 This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

In Witness Whereof, the parties hereto have caused this Agreement to be executed effective as of the day and year first above written.

The India Fund, Inc.

By:
Name:
Title:

Aberdeen Asset Management Asia Limited

By:
Name:
Title:

THE ASIA TIGERS FUND, INC.

FORM OF MANAGEMENT AGREEMENT
DATED AS OF          , 2011

Agreement between The Asia Tigers Fund, Inc. (the “Fund”), a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and Aberdeen Asset Management Asia Limited, a Singapore corporation (“AAMAL” or the “Investment Manager”).

Whereas, the Fund is a closed-end management investment company; and

Whereas, the Fund engages in the business of investing its assets in the manner and in accordance with its stated current investment objective and restrictions;

Whereas, the Fund desires to retain the Investment Manager to furnish certain investment advisory services, as described herein;

Whereas, the Investment Manager represents that it is willing and possesses legal authority to render such services subject to the terms and conditions set forth in this Agreement.

Now, Therefore, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1. Obligations.

1.1 The Investment Manager will manage, in accordance with the Fund’s stated investment objective, policies and limitations and subject to the supervision of the Fund’s Board of Directors, the Fund’s investments and will make investment decisions on behalf of the Fund including the selection of and placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Investment Manager shall give the Fund the benefit of the Investment Manager’s best judgment and efforts in rendering services under this Agreement.

1.2 The Fund will pay the Investment Manager a fee at the annual rate of (i) 1.00% of the Fund’s average weekly Managed Assets for the first $500 million of average weekly Managed Assets; (ii) 0.95% for average weekly Managed Assets of the next $500 million; and (iii) 0.90% for average weekly Managed Assets in excess of $1 billion. For purposes of this calculation, “Managed Assets” of the Fund shall mean total assets of the Fund, [including any assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means], but not including any collateral received for securities loaned by the Fund. Such compensation shall be determined at the end of each week and payable at the end of each calendar month.

1.3 In rendering the services required under this Agreement, the Investment Manager may, at its expense, employ, consult or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, the Investment Manager may not retain any person or company that would be an “investment adviser,” as that term is defined in the 1940 Act, to the Fund unless (i) the Fund is a party to the contract with such person or company and (ii) such contract is approved by a majority of the Fund’s Board of Directors and a majority of Directors who are not parties to any agreement or contract with such person or company and who are not “interested persons,” as defined in the 1940 Act, of the Fund, the Investment Manager, or any such person or company retained by the Investment Manager, and is approved by the vote of a majority of the outstanding voting securities of the Fund to the extent required by the 1940 Act.

2. Expenses. The Investment Manager shall bear all expenses of its employees, except as provided in the following sentence, and overhead incurred in connection with its duties under this Agreement and shall pay all salaries and fees of the Fund’s Directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Manager or its affiliates. The Fund will bear all of its own expenses, including: listing expenses; fees of the Fund’s Directors who are not interested persons (as defined in the 1940 Act) of any other party; out-of-pocket expenses for all Directors and officers of the Fund, including travel expenses incurred by the Investment Manager’s employees or employees of the Investment Manager’s affiliates, who serve as Directors and officers of the Fund, or a fraction thereof, to the extent such expenses relate to attendance at meetings of Directors and shareholders; and other expenses incurred by the Fund in connection with meetings of Directors and shareholders; interest expense; taxes and governmental fees including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund’s portfolio securities; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund’s shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; and the expenses of shareholders’ meetings and of the preparation and distribution of proxies and reports to shareholders.

3. Best Execution; Research Services. The Investment Manager is authorized, for the purchase and sale of the Fund’s portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Manager, implement the policy of the Fund to obtain the best results, taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the Investment Manager is authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Manager to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager. It is understood that the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Investment Manager by brokers who effect securities transactions for the Fund may be used by the Investment Manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager manages may be used by the Investment Manager in servicing the Fund. It is understood that not all of these research services are used by the Investment Manager in managing any particular account, including the Fund.

4. Liability. The Investment Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement.

5. Services Not Exclusive. It is understood that the services of the Investment Manager are not deemed to be exclusive, and nothing in this Agreement shall prevent the Investment Manager or any affiliate, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of the Investment Manager desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will be allocated among the Investment Manager’s clients, including the Fund, in a manner that is fair and equitable in the judgment of the Investment Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

6. Duration and Termination. This Agreement shall be effective as of the date first above written and continue for a two year period. Thereafter, the Agreement shall continue for successive periods of twelve months, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Fund’s Board of Directors who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s entire Board of Directors. Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund upon at least sixty (60) days’ written notice to the Investment Manager or by the Investment Manager upon at least ninety (90) days’ written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

7. Representations of the Investment Manager. The Investment Manager represents and warrants that it is duly registered as an investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended, and holds all other registrations, licenses, authorizations, permits, and permissions necessary to conduct its activities hereunder, including a Capital Markets Services Licence issued by with the Monetary Authority of Singapore, and will promptly advise the Fund of any change or prospective change in the status of those registrations.

8. Proxy Voting. The Investment Manager may exercise or procure the exercise of any voting rights or other powers and discretion conferred on the registered holder or the beneficial owner of any securities in the Fund. Provided always that all voting rights attached to interests held in Oversea-Chinese Banking Corporation Limited, Hong Leong Finance Limited, CIMB Group Holdings Berhad,

and Public Bank Berhad shall be retained with the Fund and the Fund shall instruct the custodian directly on all voting matters related therein.

9. Miscellaneous.

9.1 This Agreement shall be construed in accordance with the laws of the State of New York, provided that nothing herein shall be construed as being inconsistent with the 1940 Act and any rules, regulations and orders thereunder.

9.2 This Agreement may not be amended by either party hereto without the prior written consent of the other party.

9.3 Any notice hereunder shall be in writing and shall be delivered in person, by facsimile or electronic mail to the parties at the addresses set forth below:

If to the Fund:
The Asia Tigers Fund, Inc.
c/o Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
Attn: Legal
Tel: 215-405-5700
Fax: 866-291-5760
E-mail: legal.us@aberdeen-asset.com

If to the Investment Manager:
Aberdeen Asset Management Asia Limited
21 Church Street, #01-01
Capital Square Two
Singapore 049480
Attn: Legal
Tel: +65 6395 2700
Fax: +65 6538 1308
Email: legal.singapore@aberdeen-asset.com

With a copy to:
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
Attn: Legal
Tel: 215-405-5700
Fax: 866-291-5760
E-mail: legal.us@aberdeen-asset.com

Or to such other address as to which the recipient shall have informed the other party in writing or by electronic mail from time to time.

9.4 The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

9.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to that extent, the provisions of this Agreement shall be deemed to be severable.

9.6 Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.

9.7 This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

In Witness Whereof, the parties hereto have caused this Agreement to be executed effective as of the day and year first above written.

The Asia Tigers Fund, Inc.

By:
Name:
Title:

Aberdeen Asset Management Asia Limited

By:
Name:
Title:

C123456789

The India Fund, Inc.

IMPORTANT SPECIAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Eastern Time, on November 15, 2011.

Vote by Internet

- Log on to the Internet and go to **http://proxy.georgeson.com/**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call 1-877-456-7915 within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+

A PROPOSAL — THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1.

2. The persons named as proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Special Meeting. (Please bring valid identification.) ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T
0 1 D V 1 2 3 2 4 9 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

01DOSA

The India Fund, Inc. | ,MPORTANTSPEc,ALMEET,NG,NFORMAT, ON \ DDDDD4 000000000.000000ext 000000000.000000 ext END<JEMEhT_UNE__ ._ 3\CKIACK__ 000000000.000000 ext 000000000.000000 ext liiilliililiilliiliilililiiiilliililnlliiliillliiil 000000000.000000 ext 000000000.000000 ext mra&mrie ElatronicYKing Instructions desgiatkbhif /Wj ^u <jn votetylntffnd or tdgphone[1] ADD1 Aval«tte24 hours ady 7 djs aw*! ADD 2 ADD j Iriead d nailing ytur pay, yaj nay chose ob d the twovdirg rethodsojtlined below tovde ycur frocy. ADD 5 VALIDATKBDETAILSAE LffiATED BELOWINITHE TITLE BAR ADD 6 Praxes subnittedtythelnternet or tdephonemust bereoavedly 5:00 p.m., Esteri Tme, on NovanlF 15, 2011. H Wetylntffnd • Lqg ontothe Internet art goto http://prwvgrorgeson.cDm/ • Fdlcw the stepsajtlired anthe secured webs’te. gS ± WelyW^hone ^^ • Call 1 -877-456-7915 withinthe l», UBterritoies& Canada ary tire ana tojch to« telerjntre. There is NO CHARGE toyoj fa the call. Idrga MJak_pen narkyojrvdeswith an Xass^avnin y • Fdlovthe raruct TO|ra/ ded by the recaded resage. th sexa |)e. Rease dord wr te ojts’de the des’grated areas Spend Meet ng ProyCa’d (1234 5678 9012 345J T F t)UHA\E NOTVD“ED VA THE NtRNETOR “ELEPHONE, FOLD ALONG “HE PERFORATOR DETACH AND RETRN “HE BOTDM PORTON N THE ENCLOSED EN\ELOPE. T + Q PROPOSAL ^HE BOARD OF D RECTORS NAN MOUBLYRECOMMENDS A VOt ‘FOR “ PROPOSAL 1. For Aganst Atetan 1. Toafpo/e a Mw Adv s y Agreerert betweenThe nd a — — — Fund, nc. and AberdeenAs’a, pjrsjart towh ch Aberdeen Asa w ll becoB the Fund’snew rvedrert rarager. 2. The persrenanad asproc esare author zed tovde nthe r d scret on onary dherbusressasnay pqErty cow befae the Meet ng. Q] Non-W ng Hens Cha geof Acttess — Reasep rtyajrrewaddressbelw. Comma ts — Rease pr rtyojrcoTBrtsbelQv. Meet ng Attendnce Mark the boc tothe r ght f yoj [tentoattend the ‘~~’ $ec al Meet ng. (Rease ‘ ‘ ‘ br rg val d dert f cat o ) Q Author adS gndures -T s sedt on must teampldedfor jpur voteto hetounted -Detea dS gn Bdow VSE: Feass s’gnexactly asyojr rare apjearsonth sftxy. f jdrt owners, E THERnay s’gnth sftxy. Whensg ng asatta ney, executor, adrh strata, trustee, guard anacorpffate df cer, pease g ve your full t tle. Date (rrfdd/ yyyy) — Fease p rt date below. ^nature 1 — Fease keepsgrature w th nthe boc. Sgrature 2 — Rease keepsgrature w th nthe boc. / 7 11 11 l C 1234567890 J N T mtosw^ th swea sset ftwcccmmosate • M *SWrEAff MF»SMlEAU)MF»SMlEAMD . 01DV 1232491 mf»s* hea dmf»shm eamdmf»shm eamd ^^

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — The India Fund, Inc.

SPECIAL MEETING OF SHAREHOLDERS — NOVEMBER 16, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Joshua B. Rovine and Barbara F. Pires, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, on the 30th Floor on Wednesday, November 16, 2011, at 10:00 a.m., and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated October [__], 2011 and upon all other matters properly coming before said Meeting.

Please indicate your vote by an "X" in the appropriate box on the reverse side. This Proxy, if properly executed, will be voted in the manner directed by the Shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES ON ALL OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING. Please refer to the Proxy Statement for a discussion of the Proposal.

SEE REVERSE SIDE Continued and to be signed and dated, see the reverse side. SEE REVERSE SIDE

T F t)UHA\E NOTVD“ED VA THE NtRNETOR “ELEPHONE, FOLD ALONG “HE PERFORATOR DETACH AND RETRN “HE BOTDM PORTON N THE ENCLOSED EN\ELOPE. T Proy-T elndaFunc) nc SPEC AL MEETNG OF SHAREHOLDERS -NO>EMBER 16, 2011 “H S PROXT S SOL CltD ON BEHALF OF “HE D RECDRS The urders’gned hereby aprtsJo ua B. S/ ne and Barbara F. Rtes, and each dtherpattoreysand prcx esfof the unders’g red, w th full paver d sjbst tut cnand revocat o torepresBrt the underagred at the Jjtec al Meet ng d S arehddersd the Fund tobe held at the cff cesd S fxnThacher & Bartlett L p 425 Lex ngtonAveme, l*w W, l*w \frk 10017, o the 30th Floor on Wednesday, torerber 16, 2011, at 10:00 a.m ., and at ary adja rrrertsof pEBtprenBrtsthered, upmthe ratterast forth nthe M ce d Meet ng and (ftxy Satenert dated Qtdoer [ ], 2011 and upmall dher ratteraprqoerly corag befoe sa d Meet ng. (teas nd cate yo rvde by an“X nthe apoxpr ate bcx onthe reverse s’de. Th slftxy, f prqoerly executed, w ll be vded nthe ranerd rected by the S arehbder. F ND ECTKNSMADE, TH SRWW LL BE V(TED “F(R “ fTOSM 1 AND NTHE D XETKD0 THE C SDEMMED ASfRXESCNML aHERBlMSTHAT MAYH^RYCOME BEF(E THE MEET KB. Reass refer tothe Rtxy Satenert fa a d scuaao n dtheRtpal. see reverse s de Col med and tobe s’gned and dated, see the reverse s’de. see reverse s de

THE ASIA TIGERS FUND, INC.

IMPORTANT SPECIAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Eastern Time, on November 15, 2011.

Vote by Internet

- Log on to the Internet and go to **http://proxy.georgeson.com**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-877-456-7915 within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1.

2. The persons named as proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Please mark the box to the right if you plan to attend the Special Meeting. (Please bring valid identification). ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

0 1 D V 1 2 3 3 2 0 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01DOVA

THE ASIA TIGERS FUND, INC. | ,MPORTANTSPEc,ALMEET,NG,NFORMAT, ON \ DDDDD4 000000000.000000ext 000000000.000000 ext end<jemekt_line__ ._ 3\CKIACK__ 000000000.000000 ext 000000000.000000 ext liiilliililiilliiliilililiiiilliililnlliiliillliiil 000000000.000000 ext 000000000.000000 ext MRA&MRiE ElatronicYKing Instructions desgiatkbhif /Wj ^u <jn votetylntffnd or tdfphond ADD1 Aval«tte24 hours ady 7 djs aw*! ADD 2 ADD j Irdead d nailing ytur frcxy, y<u nay chose ob d the twovdiig nathodsoitlined below tovde yoir frocy. ADD 5 VALIDATKBDETAILSAE LffiATED BELOWINITHE TITLE BAR ADD 6 Praxes submittedlythelnternet or tdephonemust bereoavedly 5:00 p.m., Estffn Tme, on NovanlF 15, 2011. H Welylntand • Lqg ontothe Irternet art goto http://pro)yg eorgson.com • Fdlcw the stepsajtlined onthe secured webs’te. j!3£ WelyW^hone f^ ‘ Call tdl free 1-877-456-7915 withinthe IS\, ISenitoiesS Canada ary tina ana tajch toB tele*i(re. There is NO CHARGE toyoj fa the call. Idrga MJak_pen rarkyojrvdeswith an Xass^avnin I y I -Fdlovthe irSructiTO|ra/ided bytherecaded nasage. thisexai|)e. Reass dond write ojts’de the des’gnated areas I I Spend Meeting ProyCa’d (1234 5678 9012 345J T IF t)UHA\E NOTVD“ED VA THE INtRNETOR “ELEPHONE, FOLD ALONG “HE PERFORATOR DETACH AND RETRN “HE BOTDM PORTON IN THE ENCLOSED EN\ELOPE. T + Q “HE BOARD OF DIRECTORS WANIMOl$LYRECOMMENDS A VOTE ‘FOR “ PROPOSAL 1. For Aganst Atetan 1. Toafpo/e a Mw Advisiy Agreenart betweenThe I—I I—I I—I As’aTigersFurt, Inc. and AberdeenAs’a, firsjartto I I I I I I which AberdeenAsa will becoB the Furt’snew irvestnart nanager. 2. The persrenanad asprociesare authorized tovde intheirdisretion onary dherbusnessasray rjcperty cob befae the Meetiig. Q Non-Wing Itms Meiing Attaidnce Chaigeof Adtess — ReaaepirtyajrnewaddresBbeliw. Comments —Reaae prirtyojrconartsbelav. Feass rark the boc to the right if yaj [tanto I I attend the ijtecial Meeting. (Reaae bring H . .,.,,,.. -.. ., ,. u ... , , r,, ,r>. ^, valid idertificatio). AuthoriadSigndures -Tiis sedtion must beosmpldedfor jpur voteto hetounted -DeteaidSign Bdow VSE: FeasB s’gnexactly asyojrnana afpearsoithisftxy. If jdrt owners, EITHERnaysgnthisftxy. Whens’gring asattor ney, executa, adriiidrata, trustee, guardiana capffate officer, [tease give your full title. Date (rrfdd/ yyyy) — Fease pirt date below. ^nature 1 — ffease keepsgnature withinthe boc. Sgnature 2 — Rease keepsgnature withinthe boc. / 7 11 11 l C 1234567890 J N T mtosw^ithisweaissetiftwccwmosate •

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — THE ASIA TIGERS FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS — NOVEMBER 16, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Joshua B. Rovine and Barbara F. Pires, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, on the 30th Floor on Wednesday, November 16, 2011, at 10:00 a.m., and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated October [__], 2011 and upon all other matters properly coming before said Meeting.

Please indicate your vote by an "X" in the appropriate box on the reverse side. This Proxy, if properly executed, will be voted in the manner directed by the Shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES ON ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

SEE REVERSE SIDE SEE REVERSE SIDE

MI*SWrEAffiMF»SMlEAU)MF»SMlEAMD . 01DV 1233201 MF»S*IHEAIIDMF»SHMIIEAMDMF»SHMIIEAMD ^^ 01DOVA T IF t)UHA\E NOTVD“ED VA THE INtRNETOR “ELEPHONE, FOLD ALONG “HE PERFORATOR DETACH AND RETRN “HE BOTDM PORTON IN THE ENCLOSED EN\ELOPE. T Proy-flE ASIA TGERS FIND, INC. SPECIAL MEETNG OF SHAREHOLDERS -NO>EMBER 16, 2011 “HIS PROXTIS SOLICITED ON BEHALF OF “HE DIRECDRS The urderagned hereby aprtsJctfiua B. IS/ine and Barbara F. Rtes, and each dtherpattareysand prcxiesfof the unders’g red, with full paver d sjbstituticnand revocatioi torepresert the unders’gned at the Jjtecial Meeting d Siarehddersd the Fund tobe held at the cfficesd SifxnThacher & Bartlett LLP425 LexingtonAveme, l*w W, l*w \ifk 10017, oithe 30th Floor on Wednesday, ^^erber 16, 2011, at 10:00 a.m ., and at ary adjairrrertsof pstpjereilsthererf, upmthe rattersst fcrth inthe Mice d Meeting and (ftxy Saterert dated Qtdoer [ ], 2011 and upmall dher rattersprqoerly ccmg befoe said Meeting. (tease indicate yoirvde by an“X inthe apoxpriate bcx onthe reverse s’de. Thislftxy, if prqoerly executed, will be vded inthe ranerdirected by the Siarehbder. IF KCDIECTKNSMADE, THISRWWILL BE VQED “F(R “ fTOSM 1 AND INTHE DIXETKD0 THE CISDEIAMED ASfRXEStBALL (THERBlSNE^SMAYroRYCtWE BEF(E THE MEETIKB. Rease refer tothe Rtxy Saterert for a discuscn d the Poosl. PLEASE SIGN, DAE AND RETRN THE PROOTROMPTYUBING THE ENCLOSED EN^ELOPE. SEE RE\ERSE SIDE SEE RE\ERSE SIDE